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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
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                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   August 9, 1998
                                                 ------------------
                               AMBIENT CORPORATION
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            (Exact name of registrant as specified in its charter)

     Delaware                         0-23723                98-0166007
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(State or other                     (Commission            (IRS Employer
jurisdiction of                      File Number)         Identification No.)
incorporation)

                  270 Madison Avenue, New York, New York 10016
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          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code   (888) 861-0205
                                                    -----------------
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          (Former name or former address, if changed since last report)

                             Page 1 of 5 total pages
                       (Exhibit index is found on page 4)




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ITEM 7.  Financial Statements and Exhibits.



    (c) The following documents are filed herewith as exhibits to this Form 8-K:

          16.1 Letter from Luboshitz, Kasierer & Co. regarding change in certifying accountant.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 17, 1998


                                                AMBIENT CORPORATION
                                            By:  /s/ Jacob Davidson
                                               ---------------------------------
                                                     Jacob Davidson
                                                     President and
                                                     Chief Executive Officer


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                                  Exhibit Index

            16.1 Letter from Luboshitz, Kasierer & Co. regarding change in certifying accountant.


                                      -4-





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